Exhibit 10.1

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,

PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Scott B. Rubin

JPMorgan Chase Bank – Structured Finance Services

4 New York Plaza, 6th Floor

New York, NY 10004

Tel: (212) 623-4507 / Fax: (212) 623-5930

Email: scott.b.rubin@chase.com

GreenPoint Mortgage Securities, 2003-1

Statement to Certificateholders

January 26, 2004

Distribution In Dollars

Class	Original Face Value	Beginning Principal Balance	Principal	Interest	Total	Realized Loses	Deferred Interest	Ending Principal Balance
A1	203,191,000.00	198,550,153.83	2,752,559.15	739,152.76	3,491,711.91	0.00	0.00	195,797,594.68
M1	2,820,000.00	2,817,654.73	600.74	10,489.43	11,090.17	0.00	0.00	2,817,053.99
M2	1,044,000.00	1,043,131.74	222.40	3,883.32	4,105.72	0.00	0.00	1,042,909.34
M3	835,000.00	834,305.57	177.88	3,105.91	3,283.79	0.00	0.00	834,127.69
B1	313,000.00	312,739.70	66.68	1,164.25	1,230.93	0.00	0.00	312,673.02
B2	313,000.00	312,739.70	66.68	1,164.25	1,230.93	0.00	0.00	312,673.02
B3	421,221.00	420,870.68	89.73	1,566.80	1,656.53	0.00	0.00	420,780.95
R	0.00	0.00	0.00	0.04	0.04	0.00	0.00	0.00

TOTALS	208,937,221.00	204,291,595.95	2,753,783.26	760,526.76	3,514,310.02	0.00	0.00	201,537,812.69

Factor Information Per $1000 Of Original Face							Pass-Through Rates

Class	Cusip	Beginning Principal	Principal	Interest	Total	Ending Principal	Class	Current Pass Thru Rate
A1	395387AA1	977.16017850	13.54665881	3.63772391	17.18438272	963.61351969	A1	4.467301%
M1	395387AB9	999.16834397	0.21302837	3.71965603	3.93268440	998.95531560	M1	4.467301%
M2	395387AC7	999.16833333	0.21302682	3.71965517	3.93268199	998.95530651	M2	4.467301%
M3	395387AD5	999.16834731	0.21302994	3.71965269	3.93268263	998.95531737	M3	4.467301%
B1	395387AE3	999.16837061	0.21303514	3.71964856	3.93268371	998.95533546	B1	4.467301%
B2	395387AF0	999.16837061	0.21303514	3.71964856	3.93268371	998.95533546	B2	4.467301%
B3	395387AG8	999.16832257	0.21302357	3.93268617	3.93268617	998.95529900	B3	4.467301%

TOTALS		977.76545018	13.17995543	16.81993282	16.81993282	964.58549475

Available Funds	3,514,310.02

Scheduled Principal Payments	43,556.07
Principal Prepayments	2,710,227.19
Repurchase Principal	0.00
Substitution Amounts	0.00
Net Liquidation Proceeds	0.00
Insurance Proceeds	0.00
Other Principal	0.00

Gross Interest	804,960.18

Master Servicing Fees	42,560.75
Trustee Fees	1,872.67

Current Monthly Advances	67,291.98

Beginning Number of Loans Outstanding	487
Beginning Aggregate Loan Balance	204,291,596.76

Ending Number of Loans Outstanding	479
Ending Aggregate Loan Balance	201,537,813.50

Delinquent Mortgage Loans

Group Totals

Category	Number	Principal Balance	Percentage
1 Month	0	0.00	0.00%
2 Month	1	1,350,000.00	0.67%
3 Month	0	0.00	0.00%
Total	1	1,350,000.00	0.67%

*	Delinquent Bankruptcies are included in the table above.

Bankruptcies

Group Totals

Number	Principal Balance	Percentage
0	0.00	0.00%

*	Only Current Bankruptcies are reflected in the table above.

Foreclosures

Group Totals

Number	Principal Balance	Percentage
0	0.00	0.00%

REO Properties

Group Totals

Number	Principal Balance	Percentage
0	0.00	0.00%

Book Value of REO Properties	0.00

Current Realized Losses	0.00
Cumulative Realized Losses	0.00

Special Hazard Loss Coverage Amount	3,750,970.80
Bankruptcy Coverage Amount	100,000.00
Fraud Loss Coverage Amount	2,008,937.00

Senior Percentage (for next Distribution Date)	97.151791%
Subordinate Percentage (for next Distribution Date)	2.848209%

Senior Prepayment Percentage (for next Distribution Date)	100.000000%
Subordinate Prepayment Percentage (for next Distribution Date)	0.000000%